Exhibit 10.1

SECURED PROMISSORY NOTE AND SECURITY AGREEMENT

Principal Amount: Up to $1,000,000.00

Original Issue Date: October 8, 2026

FOR VALUE RECEIVED, ENvue Medical, Inc., a Delaware corporation (“Maker”), promises to pay to the order of Alpha Capital Anstalt (“Lender”), the principal amount of up to One Million Dollars and No Cents ($1,000,000.00), with the advance fee and interest thereon as set forth herein, in accordance with the terms and conditions hereof (this “Note and Security Agreement”).

1. Principal Advances. This Note and Security Agreement will be funded in tranches (each a “Tranche” and collectively the “Tranches”) agreed to between the Maker and Lender. Lender may not unilaterally demand a tranche. The Maker and Lender will maintain a joint record of all Tranches. The Tranches funded to date as set forth on Schedule A. The Parties will execute a drawdown notice in the form annexed hereto on Schedule B and amend Schedule A as additional Tranches are funded.

2. Interest. Prior to an Event of Default (as defined below) interest shall accrue at the annual rate of ten percent (10%) per annum. From and after the occurrence and during the continuance of any Event of Default, the Interest shall be increased to the lower of (i) 18% per annum or (ii) the highest amount permitted by applicable law (such interest upon an Event of Default shall be referred to as “Interest” or “Default Interest”).

3. Repayment. The principal amount hereof, together with all interest shall be due on December 31, 2026 (the “Maturity Date”); provided, however, that the Lender shall have the right to unilaterally extend the Maturity Date in three months increments until December 31, 2028. All payments on this Note and Security Agreement shall be made by check or wire transfer of immediately available funds to such accounts as Lender may from time to time designated by written notice in accordance with the provisions of this Note and Security Agreement. Whenever any payment to be made hereunder shall be due on a day that is not a Business Day (as defined below), such payment shall be due on the next succeeding Business Day.

4. Application of Payments. All payments received by Lender from Maker hereunder shall be applied in the following priority: first, to the payment of expenses owed to Lender pursuant to Section 17 of this Note and Security Agreement; second, to the payment of the interest owed hereunder, and third, to the payment of the principal amount due hereunder.

5. Security Interest and Collateral.

a. To secure payment of all Obligations due Lender and performance of all of Maker’s Obligations, Maker does hereby pledge, collaterally assign and transfer and deliver to Lender, and Maker does hereby grant to Lender, a continuing and unconditional security interest in and to any and all of the following (collectively, the “Collateral”):

(i) All Accounts;

(ii) All Inventory;

(iii) All prepaid deposits made by Maker with the manufacturers of its products, and all Inventory produced by such manufacturers;

(iv) All substitutes or replacements for any of the foregoing;

(v) All cash or non-cash proceeds products, income, benefits, rents, receivables, and profits for or on account of any of the foregoing (including, without limitation, all insurance policies and proceeds of insurance payable by reason of loss or damage); and

(vi) All books, data and records pertaining to any Collateral, whether in the form of a writing, photograph, microfilm or electronic media, including but not limited to any computer-readable memory and any computer software necessary to process such memory (“Books and Records”).

(vii) all of the Maker’s right, title, and interest in and to the patents or applications for patents, fees or royalties with respect to each, and including without limitation the right to sue for past infringement and damages therefor, and licenses thereunder, all as presently existing or hereinafter acquired, including without limitation the patents and patent applications set forth in Schedule C hereto, and all reissues, divisions, continuations, continuations-in-part, renewals, extensions, and reexaminations thereof and amendments thereto (the “Patents”);

(viii) all of the Maker’s right, title, and interest in and to: (i) trademarks, service marks, collective membership marks, registrations, and applications for registration for each, and the respective goodwill associated with each; (ii) licenses, fees or royalties with respect to each; (iii) the right to sue for past, present and future infringement, dilution and damages therefor; and (iv) licenses thereunder, all as presently existing or hereafter arising or acquired, including without limitation the Maker’s trademark registrations and applications set forth in Schedule D, together with the goodwill connected with the use thereof and symbolized thereby, and all extensions and renewals thereof (the “Trademarks”), excluding only United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant, attachment, or enforcement of a security interest therein would, under applicable federal law, impair the registrability of such applications or the validity or enforceability of registrations issuing from such applications;

(ix) all of the Maker’s right, title, and interest in and to copyright registrations, applications and exclusive copyright licenses set forth in Schedule E, and all extensions and renewals thereof (the “Copyrights”);

(x) the equity ownership of all Maker’s subsidiaries including the entries identified on Schedule F;

(xi) all rights of any kind whatsoever of Maker accruing under any of the foregoing provided by applicable law of any jurisdiction, by international treaties and conventions, and otherwise throughout the world;

(xii) any and all royalties, fees, income, payments, and other proceeds now or hereafter due or payable with respect to any and all of the foregoing; and

(xiii) any and all claims and causes of action with respect to any of the foregoing, whether occurring before, on, or after the date hereof, including all rights to and claims for damages, restitution, and injunctive and other legal and equitable relief for past, present, and future infringement, dilution, misappropriation, violation, misuse, breach, or default, with the right, but no obligation, to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages.

b. Maker agrees with regard to the Collateral: (i) that Lender is authorized to file financing statements and filing with any other governmental authority (e.g. USPTO) to perfect and record Lender’s security interest in the Collateral; (ii) that Lender is authorized to notify any buyers of the Collateral of Lender’s interest in the Collateral; (iii) not to sell, hypothecate or dispose of, nor permit the transfer by operation of law of, any Collateral or any interest in the Collateral other than in the ordinary course of business; (iv) to permit Lender to inspect the Collateral at any time during regular business hours and upon reasonable prior notice; (v) to receive and use reasonable diligence to collect the Collateral consisting of Accounts and other rights to payment and proceeds and to furnish Lender upon request a collection report in form satisfactory to Lender; (vi) to give only normal allowances and credits and to advise Lender thereof immediately in writing if they affect any rights to payment or proceeds in any material respect; (vii) from time to time, when requested by Lender, to prepare and deliver a schedule of all the Collateral subject to this Agreement; and (viii) to provide any service and do any other acts which may be necessary to maintain, preserve and protect all the Collateral and, as appropriate and applicable, to keep all the Collateral in good and saleable condition, to deal with the Collateral in accordance with the standards and practices adhered to generally by users and manufacturers of like property, and to keep all the Collateral free and clear of all defenses, rights of offset and counterclaims.

c. Maker appoints Lender its attorney in fact to perform any of the following rights, which are coupled with an interest, are irrevocable until payment in full of the Obligations and may be exercised from time to time by Lender after the occurrence and during the continuance of an Event of Default: (i) to perform any obligation of Maker hereunder in Maker’s name or otherwise; (ii) to release persons liable on the Collateral and to give receipts and acquittances and compromise disputes; (iii) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like documents to perfect, preserve or release Lender’s interest in the Collateral; (iv) to take cash, instruments for the payment of money and other property to which Lender is entitled; (v) to verify facts concerning the Collateral by inquiry of obligors thereon, or otherwise, in its own name or a fictitious name; (vi) to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to the Collateral; (vii) to prepare, adjust, execute, deliver and receive payment under insurance claims, and to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by Lender toward repayment of the Obligations or, where appropriate, replacement of the Collateral; and (viii) to do all acts and things and execute all documents in the name of Maker or otherwise, deemed by Lender as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder with respect to the Collateral.

d. Security Interest Absolute. Maker hereby waives demand, notice, protest, notice of acceptance of this Note and Security Agreement and the security interests granted herein, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon, and all other demands and notices of any description. All rights of the Lender and liens and security interests hereunder, and all of the obligations of the Maker in this Note and Security Agreement and hereunder, shall be absolute and unconditional irrespective of:

(i) any illegality or lack of validity or enforceability of any Obligation or any related agreement or instrument;

(ii) any change in the time, place or manner of payment of, or in any other term of, the Maker’s obligations under this Note and Security Agreement, or any rescission, waiver, amendment or other modification of this Note and Security Agreement;

(iii) any taking, exchange, substitution, release, impairment or non-perfection of any Collateral or any other collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for all or any of the Maker’s obligations under this Note and Security Agreement;

(iv) any manner of sale, disposition or application of proceeds of any Collateral or any other collateral or other assets to all or part of the obligations under this Note and Security Agreement;

(v) any default, failure or delay, willful or otherwise, in the performance of the obligations under this Note and Security Agreement;

(vi) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, the Maker against the Secured Party; or

(vii) any other circumstance (including, without limitation, any statute of limitations) or manner of administering this Note and Security Agreement or any existence of or reliance on any representation by the Secured Party that might vary the risk of the Maker or otherwise operate as a defense available to, or a legal or equitable discharge of, the Maker.

6. Representations and Warranties.

a. Maker hereby represents and warrants to Lender as of the date hereof as follows:

(i) Maker is the sole owner of the Collateral and has good and marketable title to the Collateral, free and clear of all liens, mortgages, pledges, security interests, claims, encumbrances, charges, or restrictions of any kind;

(ii) Maker is a corporation duly formed, validly existing and in good standing under the laws of the state of Delaware and subsidiary is an entity duly formed, validly existing and in good standing under the laws of the state of its formation;

(iii) Maker has the power and authority, and the legal right, to execute and deliver this Note and Security Agreement and to perform its obligations hereunder and thereunder;

(iv) the execution and delivery of this Note and Security Agreement by Maker and the performance of its obligations hereunder and thereunder have been duly authorized by all necessary action in accordance with all applicable laws;

(v) Maker has duly executed and delivered this Note and Security Agreement; and

(vi) this Note and Security Agreement is a valid, legal and binding obligation of Maker, enforceable against Maker in accordance with its terms.

b. Lender hereby represents and warrants to Maker as of the date hereof as follows:

(i) Lender duly formed, validly existing and in good standing under the laws of the state of its formation;

(ii) Lender has the power and authority, and the legal right, to execute and deliver this Note and Security Agreement and to perform its obligations hereunder and thereunder;

(iii) Lender is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”); and

(iv) Lender acknowledges that it can bear the economic and financial risk of its investment in this Note and Security Agreement and any shares of Common Stock that may be issued upon conversion hereof for an indefinite period and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of such investment.

7. Covenants. Until all amounts outstanding under this Note and Security Agreement have been paid in full, Maker shall:

a. (i) preserve, renew and maintain in full force and effect its corporate or organizational existence, and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business;

b. comply in all material respects with (i) all the terms and provisions of its organizational documents, (ii) its obligations under its contracts and agreements; and (iii) all laws of applicable to it and its business;

c. as soon as possible, and in any event within two (2) Business Days after it becomes aware that an Event of Default has occurred, notify Lender in writing of the nature and extent of such Event of Default and the action, if any, it has taken or proposes to take with respect to such Event of Default;

d. upon the request of Lender, promptly execute and deliver such further instruments and do or cause to be done such further acts as may be reasonably necessary or advisable to carry out the intent and purposes of this Note and Security Agreement; and

e. not materially alter the nature or focus of its business.

8. Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” by Maker under this Note and Security Agreement:

a. any representation or warranty made or deemed made by Maker to Lender herein is incorrect in any material respect on the date as of which such representation or warranty was made or deemed made;

b. Maker fails to timely make any payment due hereunder and such failure continues for five (5) business days;

c. Maker fails to observe or perform any other covenant, obligation, condition or agreement contained in this Note and Security Agreement and such failure continues for five (5) business days;

d. Maker asserts that the security interest provided herein is invalid or unenforceable, in whole or in part, or Lender shall cease to have a perfected security interest in any of the Collateral unless that cessation is caused by any action taken by the Lender;

e. Maker or any subsidiary of Maker shall make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for itself or a substantial portion of its assets;

f. any involuntary petition is filed against Maker or any subsidiary of Maker under any bankruptcy law, rule, regulation, statute or ordinance that is not dismissed within sixty (60) days;

g. Maker shall commence any proceeding under any bankruptcy, insolvency, dissolution, termination or liquidation law or statute of any jurisdiction;

h. Maker is generally not, or is unable to, or admits in writing its inability to, pay its debts as they become due; or

i. one or more material judgments or decrees shall be entered against Maker and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within thirty (30) days from the entry thereof.

From and after the occurrence of an Event of Default, (i) the unpaid principal balance of this Note and Security Agreement shall be immediately due and payable, and (ii) Lender shall be entitled to exercise its rights as a secured creditor with respect to the Collateral under applicable law or in equity. Maker shall pay all reasonable costs and expenses of Lender incurred in the collection of any amounts due hereunder, including reasonable attorneys’ fees and court costs, whether or not litigation is commenced. The rights and remedies of Lender under this Section shall be cumulative and shall be in addition to any other rights and remedies that Lender may have under any other agreement, or at law or in equity.

No Event of Default shall be waived by Lender except in writing. No failure or delay on the part of Lender in exercising any right, power or remedy hereunder shall operate as a waiver of the exercise of the same or any other right at any other time; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. There shall be no obligation on the part of Lender to exercise any remedy available to Lender in any order. The remedies provided for herein are cumulative and not exclusive of any remedies provided at law or in equity. Maker agrees that in the event it fails to perform, observe or discharge any of its Obligations or liabilities hereunder, or under any other agreements with Lender, no remedy of law will provide adequate relief to Lender, and further agrees that Lender shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

9. Waivers. Maker waives presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to this Note and Security Agreement, all errors, defects and imperfections in any proceedings instituted by Lender under the terms of this Note and Security Agreement, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real or personal property that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Lender. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO MAKER.

10. Unconditional Liability. Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note and Security Agreement, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions of this Note and Security Agreement, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to Maker or affecting Maker’s liability hereunder.

11. Notices. All notices, statements, documents or other communications required or contemplated to be delivered hereunder shall be in writing and: (i) delivered personally or sent by first class registered or certified mail or overnight courier service to the applicable address(es) provided below; (ii) sent by facsimile to the applicable number(s) provided below, with confirmation of delivery received by sender; or (iii) sent by electronic mail, to the applicable electronic mail address(es) provided below, so long as no indication of delivery failure is received by sender. All such communications so transmitted shall be deemed to have been given: (x) on the day of delivery, if delivered personally; (y) on the third Business Day following sending, if sent by first class registered or certified mail; or (z) on the Business Day following sending, if sent by overnight courier service, or by facsimile with confirmation of delivery received, or by electronic mail with no indication of delivery failure received. The parties’ contact information is as follows:

If to Lender, to:

Alpha Capital Anstalt

Altenbach 8

9490 Furstentums

Vaduz, Lichtenstein

Email: info@alphacapital.li

With a copy, by email only, to:

Grushko & Mittman, P.C.

1800 Rockaway Ave. Ste. 206

Hewlett NY 11557

Attn: Eliezer Drew, Esq.

Email: eli@grushkomittman.com

If to Maker, to:

EnVue Medical, Inc.

969 Pruitt Ave.

Tyler, Texas 77569

Attn: Doron Besser, M.D., CEO

Email: doronb@envuemed.com

With a copy, by email only, to:

Sullivan & Worcester LLP

1251 Avenue of the Americas, 19th Floor

New York, NY 10020

Attn: Oded Har-Even

Email: ohareven@sullivanlaw.com

12. Governing Law and Jurisdiction. This Note and Security Agreement is governed by and construed in accordance with the internal laws of the State of Delaware, without regard to conflicts of law principles. Maker hereby irrevocably and unconditionally (i) agrees that any legal action, suit or proceeding arising out of or relating to this Note and Security Agreement may be brought by Lender in a state or federal court located in the State of Delaware, and (ii) submits to the exclusive jurisdiction of any such court in any such action, suit or proceeding. Final judgment against Maker in any action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment. Nothing in this paragraph shall affect the right of Lender to (i) commence legal proceedings or otherwise sue Maker in any other court having jurisdiction over Maker, or (ii) serve process upon Maker in any manner authorized by the laws of any such jurisdiction. Maker irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Note and Security Agreement in any court referred to in this paragraph and the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. MAKER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS NOTE AND SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY.

13. Severability; Usury Laws. If any provision of this Note and Security Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof. Any invalid, illegal or unenforceable term will be deemed to be void and of no force and effect only to the minimum extent necessary to bring such term within the provisions of applicable law and such term, as so modified, and the balance of this Note and Security Agreement will then be fully enforceable. The parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision. This Note and Security Agreement is subject to the express condition that at no time shall Maker be obligated or required to pay interest on the principal balance at a rate which could subject Maker or Lender to either civil or criminal liability as a result of being in excess of the maximum rate which Maker is permitted by law to contract or agree to pay. If by the terms of this Note and Security Agreement, Maker is at any time required or obligated to pay interest on the principal balance at a rate in excess of such maximum rate, the rate of interest under this Note and Security Agreement shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate.

14. Loss, Theft, Destruction or Mutilation of Note and Security Agreement. Upon receipt of notice to Maker of the loss, theft, destruction or mutilation of this Note and Security Agreement, and, in the case of any such loss, theft or destruction, upon receipt of an affidavit of loss from Lender to Maker, Maker shall issue a new Note and Security Agreement to Lender with identical terms as this Note and Security Agreement in replacement of this Note and Security Agreement.

15. Extension of Time. No extension of time for payment of any amounts due under this Note and Security Agreement nor any waiver of any provision of this Note and Security Agreement shall release, modify or otherwise affect Maker’s liability for the payments due under this Note and Security Agreement.

16. Further Assurances. Promptly upon the request of Lender, Maker shall do, execute, acknowledge, deliver, record, file and register any and all such further acts, deeds, mortgages, assignments, financing statements and continuations thereof, certificates, assurances and other instruments as Lender, may reasonably require from time to time in order to (A) carry out more effectively the purposes of this Note and Security Agreement, (B) create, perfect and maintain the validity, effectiveness and priority of the security interest in the Collateral, and (C) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto Lender, the rights granted or now or hereafter intended to be granted to Lender under this Note and Security Agreement or under any other instruments executed in connection with this Note and Security Agreement.

17. Reasonable Expenses. Maker shall reimburse Lender $10,000 for its fees incurred by Lender in connection with the transactions contemplated hereby including the negotiation, documentation and execution of this Note and Security Agreement and the enforcement of Lender’s rights hereunder. Additionally, Maker shall reimburse Lender for its out-of-pocket expenses in filing all financing statement and other recording fees (e.g. with the USPTO) incurred pursuant to Section 5(b) above.

18. Entire Agreement. This Note and Security Agreement constitutes the entire agreement of the parties with respect to the matters set forth herein. All prior agreements, understanding and arrangements among the parties with respect to the subject matter hereof are hereby superseded by this Note and Security Agreement and of no further force or effect.

19. No Strict Construction. This Note and Security Agreement has been reviewed by the parties and is being entered into among competent persons, who are experienced in business. In the event an ambiguity or question of intent or interpretation arises, this Note and Security Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Note and Security Agreement.

20. Assignment. This Note and Security Agreement and the rights and obligations hereunder may not be assigned or delegated, in whole or in part, by Maker except with the prior written consent of Lender. Lender shall have the absolute right to assign this Note and the security interest granted hereunder, in whole or in part, to any third party. Subject to the foregoing, this Note and Security Agreement shall inure to the benefit of and be binding upon the heirs, successors and permitted assigns of Maker and Lender. This Note and Security Agreement is for the sole benefit of the parties and their heirs, successors and permitted assigns.

21. No Third-Party Beneficiaries. Except as provided in Section 22, this Note and Security Agreement is for the sole benefit of the parties hereto and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Note and Security Agreement.

22. Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of Maker and Lender.

23. Counterparts; Facsimile Signatures. This Note and Security Agreement may be executed in multiple counterparts, including by facsimile, pdf or other electronic document transmission, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

24. Indemnification. Maker agrees to defend (with counsel satisfactory to Lender), protect, indemnify, exonerate and hold harmless each Indemnified Party from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and distributions of any kind or nature (including the disbursements and the reasonable fees of counsel for each Indemnified Party thereto), which may be imposed on, incurred by, or asserted against, any Indemnified Party (whether direct, indirect or consequential and whether based on any federal, state or local laws or regulations, including securities laws, Environmental Laws, commercial laws and regulations, under common law or in equity, or based on contract or otherwise) in any manner relating to or arising out of this Note and Security Agreement, or any act, event or transaction related or attendant thereto, the preparation, execution and delivery of this Note and Security Agreement; provided, however, that Maker shall not have any obligations hereunder to any Indemnified Party with respect to matters determined by a court of competent jurisdiction by final and non-appealable judgment to have been caused by or resulting from the willful misconduct or gross negligence of such Indemnified Party. To the extent that the undertaking to indemnify set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Maker shall satisfy such undertaking to the maximum extent permitted by applicable law. Any liability, obligation, loss, damage, penalty, cost or expense covered by this indemnity shall be paid to each Indemnified Party on demand, and failing prompt payment, together with interest thereon at the Default Rate from the date incurred by each Indemnified Party until paid by Maker, shall be added to the Obligations of Maker and be secured by the Collateral. The provisions of this Section shall survive the satisfaction and payment of the other Obligations and the termination of this Agreement.

25. Revival and Reinstatement of Obligations. If the incurrence or payment of the Obligations or the transfer to Lender of any property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a “Voidable Transfer”), and if Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Lender is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys’ fees of Lender, the Obligations shall automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

26. Certain Other Definitions. All other capitalized words and phrases used herein and not otherwise specifically defined shall have the respective meanings assigned to such terms in the UCC, as amended from time to time, to the extent the same are used or defined therein. In addition, for purposes of this Note and Security Agreement, the following capitalized words and phrases shall have the meanings set forth below:

“ Account(s)” means all of Maker’s now existing or hereafter arising or acquired accounts, accounts receivable, and any other rights to payment, however created including, without limitation, any right to payment for goods sold or leased, or for services rendered, whether arising out of the sale of Inventory or otherwise and whether or not it has been earned by performance, and any and all notes, drafts, acceptances, chattel paper, general intangibles and other obligations arising out of or representing a right to payment thereunder, however created.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For the purpose hereof, the term “control” means the possession of the power to direct, or cause the direction of, the management and policies of a Person by contract or voting of securities or ownership interests.

“Business Day” means any day other than (i) a Saturday or a Sunday, (ii) a day on which the Fedwire Funds Service, operated by the United States Federal Reserve Banks, is closed or (iii) a day on which banks are authorized or required to close in New York, NY.

“Debt” means, at any time, without duplication, all obligations of Maker: (i) for borrowed money or with respect to deposits or advances of any kind, other than deposits or advances received by Maker for services to be rendered or goods to be sold in the ordinary course of business, (ii) evidenced by bonds, debentures, notes or other similar instruments, (iii) for the deferred purchase price of property or services, except accounts payable arising in the ordinary course of business, (iv) under conditional sale or other title retention agreements relating to property purchased by Maker, except those incurred in the ordinary course of business, (v) with respect to interest rate or currency protection agreements, (vi) under a lease that is required to be capitalized for financial reporting purposes in accordance with U.S. generally accepted accounting principles, (vii) for the face amount of all letters of credit and all drafts drawn thereunder; (viii) as an account party in respect of bankers’ acceptances, (ix) relating to the obligations of any other persons that are secured by property or assets of Maker; or (x) relating to any guarantee issued by Maker.

“Inventory” means all goods in which Maker has or acquires any interest that: (a) consist of raw materials, work in process, component parts, or other materials used by or consumed in a business, (b) are leased by Maker as lessor, (c) are held by Maker for sale or lease or to be furnished under a contract of service, and (d) are furnished by Maker under a contract of service. Inventory includes all goods of every kind and description now or at any time hereafter (i) owned by or in the custody or possession, whether actual or constructive, of Maker, (ii) is temporarily or permanently out of Maker’s custody or possession or in transit, (iii) any returns upon any Accounts, (iv) other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing, (v) any documents of title representing any of the foregoing, and (vi) Maker’s books and records relating to any of the foregoing. Inventory includes, but is not limited to, the goods ascribed to the term “inventory” in the UCC.

“Indemnified Party” and “Indemnified Parties” means, respectively, each of Lender and any of its Affiliates, and each of their respective officers, directors, employees, attorneys and agents, and all of such parties and entities.

“Lien” means any mortgage, pledge, hypothecation, judgment lien or similar legal process, title retention lien, or other lien or security interest, including, without limitation, the interest of a vendor under any conditional sale or other title retention agreement and the interest of a lessor under a lease of any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, by such Person as lessee that is, or should be, a capital lease on the balance sheet of Maker prepared in accordance with GAAP.

“Obligations” means shall mean the principal amount of this Note and Security Agreement, all interest accrued thereon, any fees and expenses due the Lender hereunder, and any and all other liabilities and obligations of Maker to Lender arising under this Note and Security Agreement, whether now or hereafter existing, whether now due or to become due, direct or indirect, absolute or contingent, and whether several, joint, or joint and several.

“Person” means any individual, partnership, limited liability company, corporation, trust, joint venture, joint stock company, association, unincorporated organization, government or agency or political subdivision thereof, or other entity.

“UCC” means the applicable Uniform Commercial Code in effect from time to time.

{Remainder of Page Intentionally Left Blank; Signature Pages Follows}

IN WITNESS WHEREOF, the undersigned Maker has caused this Secured Promissory Note and Security Agreement to be duly executed and delivered as of the date first set forth above.

MAKER

ENVUE MEDICAL, INC.

By:	/s/ Doron Besser, M.D.
Name:	Doron Besser, M.D.
Title:	CEO

LENDER

ALPHA CAPITAL ANSTALT

By:	/s/ Nicola Feuerstein
Name:	Nicola Feuerstein
Its:	Director/CEO

The undersigned hereby acknowledge this Secured Promissory Note and Security Agreement and agree to cooperate with Lender’s enforcement its rights hereunder.

NanoVibronix Ltd., a company registered in Israel

By:	/s/ Doron Besser, M.D.
Name:	Doron Besser, M.D.
Title:	CEO

ENvue Medical Holdings LLC a Delaware limited liability company

By:	/s/ Doron Besser, M.D.
Name:	Doron Besser, M.D.
Title:	CEO

SCHEDULE A

Tranche #	Funding Date	Principal Amount
1	10/08/2026	$250,000.00

SCHEDULE B

DRAWDOWN NOTICE

Funding Date: OCTOBER 8, 2026

PRINCIPAL AMOUNT: $250,000.00

Tranche No.: 1

IN WITNESS WHEREOF, the undersigned Maker has caused this Drawdown Notice to Secured Promissory Note and Security Agreement to be duly executed and delivered as of the Funding Date set forth above.

MAKER

ENVUE MEDICAL, INC.

By:	/s/ Doron Besser, M.D.
Name:	Doron Besser, M.D.
Title:	CEO

Agreed and accepted

LENDER

ALPHA CAPITAL ANSTALT

By:	/s/ Nicola Feuerstein
Name:	Nicola Feuerstein
Its:	Director/CEO

SCHEDULE C

PATENTS

NUTR/001-3_CNUM	Granted (active)	NASOGASTRIC TUBE	China	16 Feb 2017	2017201426937	21 Aug 2018	ZL 2017 2 01426937
NUTR/001-3_CNUM-1	Granted (active)	ENTERAL FEEDING TUBE AND ENTERAL FEEDING SYSTEM	China	16 Feb 2017	2018211548371	23 Aug 2019	ZL2018211548371
NUTR/001-3_DEUM	Granted (active)	NASOGASTRIC TUBE	Germany	16 Feb 2017	202017100856.8	17 Aug 2017	202017100856
NUTR/001-PCTIL	Granted (active)	NASOGASTRIC TUBE	Israel	16 Jul 2012	230442	01 Mar 2019	230442
NUTR/001-PCTUS	Granted (active)	NASOGASTRIC TUBE	United States of America	16 Jul 2012	13/982,289	12 Dec 2017	9,839,584
NUTR/001-PCTUS-1	Granted (active)	NASOGASTRIC TUBE	United States of America	16 Jul 2012	14/098,426	17 Oct 2017	9,789,029
NUTR/001-PCTUS-2	Granted (active)	NASOGASTRIC TUBE WITH CAMERA	United States of America	16 Jul 2012	14/556,501	28 Nov 2017	9,827,169
NUTR/001-PCTUS-3	Granted (active)	NASOGASTRIC TUBE	United States of America	16 Jul 2012	15/044,162	16 Jul 2019	10,350,145
NUTR/001-PCTUS-4	Granted (active)	NASOGASTRIC TUBE	United States of America	16 Jul 2012	15/447,892	12 May 2020	10,646,406
NUTR/002-PCTIL	Granted (active)	NASOGASTRIC TUBE	Israel	14 Aug 2014	250600	30 Jul 2021	250600
NUTR/002-PCTUS	Granted (active)	NASOGASTRIC TUBE	United States of America	14 Aug 2014	15/503,638	30 Jun 2020	10,695,269
NUTR/003-PCTEP	Granted (active)	NASOGASTRIC TUBE	European Patent Office	26 Jun 2014	14895838.2	08 May 2019	3160421
NUTR/003-PCTEPAT	Granted (active)	NASOGASTRIC TUBE	Austria	26 Jun 2014	14895838.2	08 May 2019	3160421
NUTR/003-PCTEPCH	Granted (active)	NASOGASTRIC TUBE	Switzerland	26 Jun 2014	14895838.2	08 May 2019	3160421
NUTR/003-PCTEPDE	Granted (active)	NASOGASTRIC TUBE	Germany	26 Jun 2014	14895838.2	08 May 2019	3160421
NUTR/003-PCTEPES	Granted (active)	NASOGASTRIC TUBE	Spain	26 Jun 2014	14895838.2	08 May 2019	ES2729262T3
NUTR/003-PCTEPFR	Granted (active)	NASOGASTRIC TUBE	France	26 Jun 2014	14895838.2	08 May 2019	3160421
NUTR/003-PCTEPGB	Granted (active)	NASOGASTRIC TUBE	United Kingdom	26 Jun 2014	14895838.2	08 May 2019	3160421
NUTR/003-PCTEPIT	Granted (active)	NASOGASTRIC TUBE	Italy	26 Jun 2014	14895838.2	08 May 2019	3160421
NUTR/003-PCTEPLI	Granted (active)	NASOGASTRIC TUBE	Liechtenstein	26 Jun 2014	14895838.2	08 May 2019	3160421
NUTR/003-PCTUS-1	Granted (active)	NASOGASTRIC TUBE	United States of America	26 Jun 2014	17/183,672	30 Jun 2026	12,667,524
NUTR/004-PCTIL	Registered (active)	ENTERAL FEEDING PUMP	Israel	02 Feb 2016	253707	01 May 2021	253707
NUTR/004-PCTUS	Granted (active)	ENTERAL FEEDING PUMP	United States of America	02 Feb 2016	15/546,709	13 Aug 2019	10,376,447
NUTR/006-CN-1	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	China	17 Aug 2017	202111384929.5	25 Feb 2025	ZL202111384929.5
NUTR/006-JP	Registered (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	Japan	16 Aug 2017	2017-157241	25 Aug 2022	7129683
NUTR/006-US	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	United States of America	17 Aug 2017	15/679,469	03 Jul 2018	10,010,374
NUTR/006-US-1	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	United States of America	17 Aug 2017	15/997,854	26 Jan 2021	10,898,273
NUTR/006-US-2	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	United States of America	05 Jun 2018	17/153,060	07 Nov 2023	11,806,087
NUTR/006-US-3	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	United States of America	20 Jan 2021	17/561,595	19 Jul 2022	11,389,254

NUTR/006-US-4	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	United States of America	23 Dec 2021	17/852,815	10 Jun 2025	12,324,632
NUTR/008-JP	Granted (active)	FEEDING TUBE WITH ELECTROMAGNETIC SENSOR	Japan	15 Nov 2018	JP2018-214982	22 Dec 2021	6997918
NUTR/008-US	Granted (active)	FEEDING TUBE WITH ELECTROMAGNETIC SENSOR	United States of America	03 Dec 2018	16/208,040	04 May 2021	10,993,887
NUTR/008-US-1	Granted (active)	FEEDING TUBE WITH ELECTROMAGNETIC SENSOR	United States of America	03 Dec 2018	17/221,365	24 Jan 2023	11,559,470
NUTR/008-US-2	Granted (active)	FEEDING TUBE WITH ELECTROMAGNETIC SENSOR	United States of America	02 Apr 2021	18/099,112	26 Sept 2023	11,766,385
NUTR/008-US-3	Granted (active)	FEEDING TUBE WITH ELECTROMAGNETIC SENSOR	United States of America	19 Jan 2023	18/199,059	02 Jun 2026	12,642,752
NUTR/008-US-4	Filed	FEEDING TUBE WITH ELECTROMAGNETIC SENSOR	United States of America	03 Dec 2018	19/668,997
NUTR/009-CN	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	China	30 Apr 2019	2019103601281	06 Jan 2023	ZL 2019103601281
NUTR/009-CN-1	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	China	30 Apr 2019	2022106913766	15 Apr 2025	ZL 2022106913766
NUTR/009-EP	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	European Patent Office	24 Apr 2019	19170740.5	28 Sept 2022	3563762
NUTR/009-EPAT	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	Austria	24 Apr 2019	19170740.5	28 Sept 2022	3563762
NUTR/009-EPCH	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	Switzerland	24 Apr 2019	19170740.5	28 Sept 2022	3563762
NUTR/009-EPDE	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	Germany	24 Apr 2019	19170740.5	28 Sept 2022	3563762
NUTR/009-EPES	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	Spain	24 Apr 2019	19170740.5	28 Sept 2022	3563762
NUTR/009-EPFR	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	France	24 Apr 2019	19170740.5	28 Sept 2022	3563762
NUTR/009-EPGB	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	United Kingdom	24 Apr 2019	19170740.5	28 Sept 2022	3563762
NUTR/009-EPIT	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	Italy	24 Apr 2019	19170740.5	28 Sept 2022	3563762
NUTR/009-EPLI	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	Liechtenstein	24 Apr 2019	19170740.5	28 Sept 2022	3563762
NUTR/009-JP	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	Japan	19 Apr 2019	2019-079883	21 Jan 2022	7013028
NUTR/009-US	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	United States of America	17 Apr 2019	16/386,493	04 Feb 2020	10,548,815
NUTR/009-US-1	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	United States of America	17 Apr 2019	16/724,323	21 Jun 2022	11,364,179

NUTR/009-US-2	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	United States of America	22 Dec 2019	17/824,133	09 Sept 2025	12,409,105
NUTR/011-CN-2	Filed	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	China	30 Sept 2019	202611302558.4
NUTR/011-JP	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	Japan	04 Sept 2019	2019-161133	08 Jun 2022	7085093
NUTR/011-US	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	United States of America	05 Sept 2019	16/561,320	29 Jun 2021	11,045,260
NUTR/011-US-1	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	United States of America	05 Sept 2019	17/328,642	10 Oct 2023	11,779,403
NUTR/011-US-2	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	United States of America	24 May 2021	17/561,620	12 Jul 2022	11,382,701
NUTR/011-US-3	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	United States of America	23 Dec 2021	17/844,010	02 Sept 2025	12,402,953
NUTR/012-IL	Allowed	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	Israel	07 Dec 2021	288763
NUTR/012-JP	Granted (active)	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	Japan	02 Dec 2021	2021-195967	09 Apr 2026	7847355
NUTR/012-US	Examination	INSERTION DEVICE POSITIONING GUIDANCE SYSTEM AND METHOD	United States of America	02 Dec 2021	17/540,814
NUTR/013-IL	Examination	GUIDANCE SYSTEM WITH CLAVICULAE POSITION SENSORS	Israel	08 Dec 2021	288783
NUTR/013-JP	Granted (active)	GUIDANCE SYSTEM WITH CLAVICULAE POSITION SENSORS	Japan	07 Dec 2021	2021-198829	09 Apr 2026	7847356
NUTR/013-US	Examination	GUIDANCE SYSTEM WITH CLAVICULAE POSITION SENSORS	United States of America	08 Dec 2020	17/115,078
NUTR/016-PCT	Filed	ROBOTIC SYSTEM FOR GUIDED PLACEMENT OF INSERTION TUBES USING POSITION TRACKING AND DISTAL INTERACTION SENSING	WIPO	19 May 2026	PCT/IL2026/050418
NUTR/016-US	Filed	ROBOTIC SYSTEM FOR GUIDED PLACEMENT OF INSERTION TUBES USING POSITION TRACKING AND DISTAL INTERACTION SENSING	United States of America	18 May 2026	19/680,441
NUTR/017-US	Filed	TORSO REGISTRATION AND AR DISPLAY FOR ELECTROMAGNETIC TRACKING OF MEDICAL DEVICE INSERTION	United States of America	03 Feb 2026	19/468,127
NUTR/019-US	Examination	FEEDING TUBE WITH ACOUSTIC WAVE GENERATOR FOR PAIN MANAGEMENT AND PREVENTION OF BACTERIAL INFECTIONS	United States of America	06 May 2026	19/668,961
NUTR/020-USP	Filed	AI-MEDIATED TRAINING SYSTEM FOR TUBE INSERTION	United States of America	10 Jun 2026	64/086,948

NUTR/020-US	Pre-filing	AI-MEDIATED TRAINING SYSTEM FOR TUBE INSERTION	United States of America	TBD	TBD
NNVB/001-WOUS	Filed	MULTIPLE FREQUENCY SURFACE ACOUSTIC WAVES FOR INTERNAL MEDICAL DEVICE	United States of America	07 Mar 2024	19/163,046
NNVB/002-US	Granted (active)	ULTRASOUND-GENERATING SYSTEM FOR IMPROVED DELIVERY OF THERAPEUTIC AGENTS	United States of America	18 Sept 2020	17/025,969	08 Sept 2026	12,728,102
NNVB/002-US-1	Filed	ULTRASOUND-GENERATING SYSTEM FOR IMPROVED DELIVERY OF THERAPEUTIC AGENTS	United States of America	18 Sept 2020	19/740,630
NNVB/003-WOCN	Registered (active)	SYSTEM AND METHOD FOR SURFACE ACOUSTIC WAVE TREATMENT OF SKIN	China	26 Feb 2007	2007 80014875.5	27 Mar 2013	2007 80014875.5
NNVB/003-WOEP	Registered (active)	SYSTEM AND METHOD FOR SURFACE ACOUSTIC WAVE TREATMENT OF SKIN	European Patent Office	26 Feb 2007	07861247.0	29 Jun 2016	1991129
NNVB/003-WOEPDE	Granted (active)	SYSTEM AND METHOD FOR SURFACE ACOUSTIC WAVE TREATMENT OF SKIN	Germany	26 Feb 2007	07861247.0	29 Jun 2016	1991129
NNVB/003-WOEPFR	Granted (active)	SYSTEM AND METHOD FOR SURFACE ACOUSTIC WAVE TREATMENT OF SKIN	France	26 Feb 2007	07861247.0	29 Jun 2016	1991129
NNVB/003-WOEPGB	Granted (active)	SYSTEM AND METHOD FOR SURFACE ACOUSTIC WAVE TREATMENT OF SKIN	United Kingdom	26 Feb 2007	07861247.0	29 Jun 2016	1991129
NNVB/003-WOIL	Registered (active)	SYSTEM AND METHOD FOR SURFACE ACOUSTIC WAVE TREATMENT OF SKIN	Israel	26 Feb 2007	193600	22 Jul 2016	193600
NNVB/003-WOUS	Registered (active)	SYSTEM AND METHOD FOR SURFACE ACOUSTIC WAVE TREATMENT OF SKIN	United States of America	26 Feb 2007	11/710,616	12 May 2015	9,028,748
NNVB/003-WOUS-1	Granted (active)	SYSTEM AND METHOD FOR SURFACE ACOUSTIC WAVE TREATMENT OF SKIN	United States of America	26 Feb 2007	11/710,615	07 Mar 2017	9,585,977
NNVB/004-US	Granted (active)	AN ACOUSTIC ADD-ON DEVICE FOR BIOFILM PREVENTION IN URINARY CATHETER	United States of America	29 Mar 2007	11/730,005	09 Nov 2010	7,829,029
NNVB/004-WOCN	Granted (active)	AN ACOUSTIC ADD-ON DEVICE	China	29 Mar 2007	2007 80019732.3	02 Jan 2013	CN101616707B
NNVB/004-WOEP	Granted (active)	AN ACOUSTIC ADD-ON DEVICE FOR BIOFILM PREVENTION IN URINARY CATHETER	European Patent Office	29 Mar 2007	07736150.9	27 Feb 2013	1998834
NNVB/004-WOEPDE	Granted (active)	AN ACOUSTIC ADD-ON DEVICE FOR BIOFILM PREVENTION IN URINARY CATHETER	Germany	29 Mar 2007	7736150.9	27 Feb 2013	1998834
NNVB/004-WOEPFR	Granted (active)	AN ACOUSTIC ADD-ON DEVICE FOR BIOFILM PREVENTION IN URINARY CATHETER	France	29 Mar 2007	7736150.9	27 Feb 2013	1998834
NNVB/004-WOEPGB	Granted (active)	AN ACOUSTIC ADD-ON DEVICE FOR BIOFILM PREVENTION IN URINARY CATHETER	United Kingdom	29 Mar 2007	7736150.9	27 Feb 2013	1998834
NNVB/006-US	Allowed	BACTERIAL BIOFILMS ASSOCIATED WITH INDWELLING MEDICAL DEVICES	United States of America	31 Dec 2021	17/646,715

SCHEDULE D

TRADEMARKS

NUTR/103-CN	Registered (active)	ENsump	China	18 Jul 2018	32315352	07 Jun 2019	32315352
NUTR/103-EU	Registered (active)	ENsump	European Union	17 Jul 2018	017931649	19 Dec 2018	017931649
NUTR/103-EUGB	Registered (active)	ENsump	United Kingdom	17 Jul 2018	017931649	19 Dec 2018	UK00917931649
NUTR/104-EU	Registered (active)	Envue	European Union	17 Jul 2018	017931650	14 Nov 2018	017931650
NUTR/104-EUGB	Registered (active)	Envue	United Kingdom	17 Jul 2018	017931650	14 Nov 2018	UK00917931650
NUTR/104-US	Registered (active)	Envue	United States of America	25 Jan 2018	87769634	24 Nov 2020	6,206,067
NUTR/105-CN	Registered (active)	Engat	China	18 Jul 2018	32315351	21 May 2019	32315351
NUTR/105-EU	Registered (active)	Engat	European Union	17 Jul 2018	017931647	29 Nov 2018	017931647
NUTR/105-EUGB	Registered (active)	Engat	United Kingdom	17 Jul 2018	017931647	29 Nov 2018	UK00917931647
NUTR/106-US	Registered (active)	Envizion – logo	United States of America	11 Nov 2020	90/312,971	10 Aug 2021	6,447,754
NUTR/107-US	Registered (active)	ENVIZION	United States of America	11 Nov 2020	90/312,932	10 Aug 2021	6,447,752
NUTR/108-US	Registered (active)	V - logo	United States of America	11 Nov 2020	90/312,993	10 Aug 2021	6,447,755
NUTR/109-EU	Registered (active)	V Logo	European Union	14 Jan 2026	019303066	21 May 2026	019303066
NUTR/109-JP	Registered (active)	V Logo	Japan	14 Jan 2026	2026-003219	09 Jun 2026	7053290
NUTR/109-US	Registered (active)	V Logo	United States of America	15 Jul 2025	99/284,102	23 Jun 2026	8,310,451
NUTR/110-EU	Registered (active)	Envue Logo + Slogan	European Union	14 Jan 2026	019303091	21 May 2026	019303091
NUTR/110-JP	Registered (active)	Envue Logo + Slogan	Japan	14 Jan 2026	2026-003221	09 Jun 2026	7053292
NUTR/111-EU	Registered (active)	Envue Logo	European Union	14 Jan 2026	019303035	21 May 2026	019303035
NUTR/111-JP	Registered (active)	Envue Logo	Japan	14 Jan 2026	2026-003220	09 Jun 2026	7053291
NUTR/111-US	Registered (active)	Envue Logo	United States of America	15 Jul 2025	99/284,110	23 Jun 2026	8,310,452
NUTR/112-EU	Examination	OSCAR (work mark)	European Union	12 Mar 2026	019329288
NUTR/112-JP	Examination	OSCAR (work mark)	Japan	12 Mar 2026	2026-027057
NUTR/112-US	Registered (active)	OSCAR (work mark)	United States of America	17 Sept 2025	99/397,101	12 May 2026	8,250,696
NUTR/113-EU	Examination	OSCAR (logo)	European Union	12 Mar 2026	019329336
NUTR/113-JP	Examination	OSCAR (logo)	Japan	12 Mar 2026	2026-027058
NUTR/113-US	Registered (active)	OSCAR (logo)	United States of America	16 Sept 2025	99/395,833	12 May 2026	8,250,680
NUTR/114-US	Filed	Envue Logo + Slogan (New)	United States of America	31 Mar 2026	99/735,196
NUTR/115-IL	Examination	Ask Oscar (word mark)	Israel	17 Jun 2026	394429

NNVB/101-CA	Registered (active)	NANOVIBRONIX	Canada	02 Aug 2019	1978965	05 Mar 2025	TMA1295708
NNVB/101-CA-1	Registered (active)	NANOVIBRONIX	Canada	25 Aug 2020	2047669	01 Mar 2024	TMA1223539
NNVB/101-US	Registered (active)	NANOVIBRONIX	United States of America	25 Feb 2020	88810386	12 Mar 2024	7327693
NNVB/102-CA	Registered (active)	PAINSHIELD	Canada	02 Aug 2019	1978970	03 Aug 2022	TMA1136163
NNVB/102-US	Registered (active)	PAINSHIELD	United States of America	04 Feb 2019	88287854	13 Aug 2019	5834305
NNVB/103-CA	Registered (active)	PAINSHIELD PLUS	Canada	16 Oct 2020	2058254	21 Sept 2022	TMA1142929
NNVB/104-CA	Registered (active)	UROSHIELD	Canada	17 Sept 2020	2052572	13 Dec 2024	TMA1275382
NNVB/104-US	Registered (active)	UROSHIELD	United States of America	21 Dec 2006	77069616	13 Jan 2009	3561604
NNVB/105-CA	Registered (active)	WOUNDSHIELD	Canada	17 Sept 2020	2052574	13 Dec 2024	TMA1275383
NNVB/105-US	Registered (active)	WOUNDSHIELD	United States of America	23 Jan 2020	88771308	01 Jun 2021	6367499
NNVB/106-CA	Registered (active)	PAINSHIELD CBD	Canada	17 Oct 2019	1991015	03 Aug 2022	TMA1136252
NNVB/107-CA	Registered (active)	PainShield MD Plus	Canada	23 May 2024	2328926	28 Nov 2025	TMA1363947
NNVB/107-US	Registered (active)	PainShield MD Plus	United States of America	15 Dec 2023	98316388	05 Nov 2024	7558434

SCHEDULE E

COPYRIGHTS

NUTR/601-US	Registered (active)	SUMP TUBE	United States of America	13 Mar 2018	29/640,221	11 Aug 2020	D892985
NUTR/602-CN	Registered (active)	DUAL TUBE ASSEMBLY FOR FEEDING AND SUCTION	China	31 May 2019	201930278133.9	14 Apr 2020	ZL201930278133.9
NUTR/602-EM	Registered (active)	DUAL TUBE ASSEMBLY FOR FEEDING AND SUCTION	European Union (EUIPO)	29 May 2019	006541082	29 May 2019	006541082-0001
NUTR/602-EMGB	Registered (active)	DUAL TUBE ASSEMBLY FOR FEEDING AND SUCTION	United Kingdom	29 May 2019	006541082	29 May 2019	90065410820001
NUTR/602-US	Granted (active)	DUAL TUBE ASSEMBLY FOR FEEDING AND SUCTION	United States of America	02 Dec 2018	29/672,021	05 Sept 2023	D998,135

SCHEDULE F

SUBSIDIARIES

NanoVibronix Ltd., a company registered in Israel

ENvue Medical Holdings LLC, a Delaware limited liability company